UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 15, 2006


                                 REMEDENT, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)


           Nevada                         001-15975               86-0837251
           -------                        ---------               ----------
(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer
         incorporation                                       Identification No.)
       or organization)

                           Xavier de Cocklaan 42, 9831
                                 Deurle, Belgium
                                 ---------------
    (Address and telephone number of principal executive offices) (Zip Code)

                                011-329-321-7080
                                ----------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[]   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01   Entry into a Material Definitive Agreement.

     On February 15, 2006, Remedent NV, a wholly-owned subsidiary of Remedent, Inc. (the "Company") entered into an Agreement with Chefaro Pharma Italia S.R.L, a corporation organized under the laws of Italy ("Chefaro Italia"). Pursuant to the Agreement, commencing on March 1, 2006, Chefaro Italia will be the Company's sole and exclusive distributor of the iWhite(R) products ("Products") in Italy, Vatican City, and Republic of San Marino ("Territory"). The Agreement requires Chefaro Italia to order minimum quantities of the Products in accordance to the terms of the Agreement. In the event that Chefaro Italia fails to sell the minimum quantities of the Products within any given year, the Company will have a right to terminate the Agreement upon one (1) month prior written notice.

     The term of the Agreement is for an initial three (3) years (the "Initial Term"), unless terminated by either party under the Agreement. After the end of the Initial Term, the Agreement will automatically be extended for successive two (2) year terms ("Additional Term") unless the Agreement is terminated by written notice at least six (6) months before the expiration of the Initial Term or the respective Additional Term. The Agreement grants Chefaro Italia a first of first refusal to market, sell and distribute other product(s) of the Company on terms mutually agreeable between the partners if the Company intends to market, sell and distribute such product(s) in the Territory. In addition, except for relationship created by the Agreement, there is no other material relationship between the Company or Chefaro Italia.

     The foregoing is qualified in its entirety by the Agreement. For more information, see the Agreement attached as Exhibit 10.


Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

    Exhibit No.     Exhibit Description
    ----------      -------------------

       10 Agreement between Remedent NV and Chefaro Pharma Italia S.R.L. dated February 15, 2006




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

                                  Exhibit Index

    Exhibit No.     Description
    -----------     -----------

       10 Agreement between Remedent NV and Chefano Pharma Italia S.R.L. dated February 15, 2006



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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            REMEDENT, INC.
                                            a Nevada Corporation


Dated:  February 22, 2006                   /s/ Robin List
        -------------------                 ------------------------------------
                                            Robin List, Chief Executive Officer